                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                        -------------------------------

                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event report)  SEPTEMBER 16, 1996


                The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 29, 1996 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1996-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.



                             The Money Store, Inc.
        --------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)


                                           33-98734
                                           --------
                New Jersey                 33-84492           68-6127681
                ----------                 --------           ----------
                State or other           (Commission          (IRS Employer
                jurisdiction of          File Number)         ID Number)
                incorporation)


                2840  Morris  Avenue,  Union,  New  Jersey       07083
                ------------------------------------------------------
                (Address of principal executive officer)


                Registrant's Telephone Number,
                including area code:                          908-686-2000
                                                              ------------


                                            n/a
                ------------------------------------------------------
                (Former name or former address, if changed since last report)

        Item 5  Other Events
                ----------------



    Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the September 16, 1996 Remittance Date.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                        THE MONEY STORE INC.
                        THE MONEY STORE INVESTMENT CORPORATION
                        THE MONEY STORE COMMERCIAL MORTGAGE INC.
                        THE MONEY STORE OF NEW YORK INC.




                        By: \S\ Harry Puglisi
                            -----------------------------
                            Name:  Harry Puglisi
                            Title:  Treasurer





Dated:   SEPTEMBER 16, 1996

                                  SERVICER'S  CERTIFICATE


     IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MARCH 29, 1996, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996 - 1 FOR THE
     SEPTEMBER 11, 1996 DETERMINATION DATE


1.  AVAILABLE FUNDS                                                         $5,024,938.26


2.  (A)  AGGREGATE CLASS A CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                   90,303,077.42

    (B)  AGGREGATE CLASS B CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                    6,797,005.84

    (C)  AGGREGATE POOL PRINCIPAL BALANCE
         AS REPORTED IN THE PRIOR MONTH                                     97,099,585.59

3.  PRINCIPAL PREPAYMENTS RECEIVED DURING
    DUE PERIOD
    (A)  NUMBER OF ACCOUNTS                                                             6

    (B)  DOLLARS                                                               321,199.65


4.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                               4,826.52


5.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
    PRINCIPAL RECEIVED DURING THE DUE PERIOD                                   256,209.50


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE AGENT
    OF THE SBA's FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE
    AND PORTION PAYABLE TO REGISTERED HOLDERS                                1,299,361.09


7.  (A)  AMOUNT OF MONTHLY ADVANCE                                                   0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                           914.41


8.  DELINQUENCY AND FORECLOSURE INFORMATION
               (SEE  EXHIBIT  K)





9.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
     REALIZED LOSSES ON A LIQUIDATED  LOAN                                           0.00


10.  (A)  CLASS A INTEREST DISTRIBUTION  AMOUNT:
          (i)   ACCRUED INTEREST                                466,566.00
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE  DATE  PLUS  INTEREST                      0.00
          (iii) CLASS A INTEREST DISTRIBUTION AMOUNT
                ADJUSTMENT                                      (19,522.51)
        ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                          447,043.49
                                                                               4.80691925
     (B)  CLASS B INTEREST DISTRIBUTION  AMOUNT:
          (i)   ACCRUED INTEREST                                 38,233.20
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE  DATE  PLUS  INTEREST                      0.00
         (iii)  CLASS B INTEREST DISTRIBUTION AMOUNT
                ADJUSTMENT                                       (1,599.82)
        ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                           36,633.38
                                                                               5.23334000
     (C)  CLASS A PRINCIPAL DISTRIBUTION  AMOUNT:
          (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                AND OTHER RECOVERIES OF PRINCIPAL               541,479.17
          (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                INTEREST PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE                  0.00
          (iii) SUBSTITUTION  ADJUSTMENTS                             0.00
          (iv)  UNGUARANTEED PERCENTAGE OF
                LOSSES THAT WERE LIQUIDATED                           0.00
          (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
                DELINQUENT 24 MONTHS OR
                UNCOLLECTIBLE                                         0.00
          (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                (1,960.04)
       TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                             539,519.13
                                                                               5.80128097
       (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
            (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                  AND OTHER RECOVERIES OF PRINCIPAL              40,756.50
            (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                  INTEREST PURCHASED FOR BREACH OF
                  WARRANTY AND RECEIVED BY THE TRUST                  0.00
            (iii) SUBSTITUTION  ADJUSTMENTS                           0.00
            (iv)  UNGUARANTEED PERCENTAGE OF
                  LOSSES THAT WERE LIQUIDATED                         0.00
            (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
                  DELINQUENT 24 MONTHS OR
                  UNCOLLECTIBLE                                       0.00
            (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                (147.53)
        TOTAL CLASS B PRINCIPAL DISTRIBUTION  AMOUNT                            40,608.97
                                                                               5.80128143

11.  (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
          IN CASH AND FROM LIQUIDATION OF
          PERMITTED  INSTRUMENTS                                             3,398,485.50

     (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                     0.00


12.  (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                         89,763,558.29
                                                          965.19955151
     (B)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                          6,756,396.87
                                                          965.19955286
     (C)  POOL PRINCIPAL BALANCE AFTER  DISTRIBUTIONS
          0                                              96,519,457.49
                                                        1,020.96368502

13.  (A)  EXCESS SPREAD                                     281,994.09

     (B)  EXTRA INTEREST                                    322,977.60

     (C)  SPREAD ACCOUNT BALANCE                          3,398,485.50

     (D)  SPECIFIED SPREAD ACCOUNT REQUIREMENT            3,388,170.62


14.  (A)  WEIGHTED AVERAGE MATURITY                            232.788

     (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE               10.429%


15.  (A)  SERVICING FEE FOR THE RELATED DUE PERIOD          124,142.76

     (B)  PREMIUM PROTECTION FEE FOR THE RELATED
          DUE PERIOD                                        128,893.67

     (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE
          ACCOUNT                                             4,854.98


16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:
     (A)  SECTION  5.04 (b)                                       0.00

     (B)  SECTION  5.04 (c)                                       0.00

     (C)  SECTION  5.04 (d)(ii)                               5,213.30

     (D)  SECTION  5.04 (e)                                       0.00

     (E)  SECTION  5.04 (f)                                 120,252.71


17.  (A)  CLASS A REMITTANCE RATE                                6.200%

     (B)  CLASS B REMITTANCE RATE                                6.750%

18.  OTHER INFORMATION AS REQUESTED                               0.00

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated March 29, 1996 pertaining to Series 1996 - 1 in preparing the accompanying Servicer's Certificate.


THE  MONEY  STORE  INVESTMENT  CORPORATION



BY:     \S\ Harry Puglisi
      -------------------
         HARRY PUGLISI
          TREASURER